Exhibit 99.906.CERT
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Mitchell E. Appel, President of the Value Line Funds Investment Trust (the “Registrant”), certify that:
1.
The periodic report on Form N-CSR of the Registrant for the period ended 6/30/15 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.
The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 10, 2015
By:
/s/ Mitchell E. Appel

Mitchell E. Appel
President
Value Line Funds Investment Trust

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Emily D. Washington, Treasurer of the Value Line Funds Investment Trust (the “Registrant”), certify that:
1.
The periodic report on Form N-CSR of the Registrant for the period ended 6/30/15 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.
The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 10, 2015
By:
/s/ Emily D. Washington

Emily D. Washington
Treasurer
Value Line Funds Investment Trust